UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2004

Williams-Sonoma, Inc.

(Exact name of registrant as specified in its charter)

California	001-14077	94-2203880

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Van Ness Avenue, San Francisco, California	94109

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (415) 421-7900

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure
Item 12. Results of Operations and Financial Condition
SIGNATURES
INDEX TO EXHIBITS
Exhibit 99.1
Exhibit 99.2

Item 7. Financial Statements and Exhibits

(c)	List of Exhibits:

99.1	Press Release dated March 18, 2004 entitled Williams-Sonoma, Inc. Reports Fourth Quarter and Fiscal Year 2003 Results.

99.2	Press Release dated March 18, 2004 entitled Williams-Sonoma, Inc. Provides Financial Guidance for Fiscal Year 2004.

Item 9. Regulation FD Disclosure

On March 18, 2004, Williams-Sonoma, Inc. (the “Company”) announced via press release the Company’s financial guidance for its fiscal year ended January 30, 2005. A copy of the Company’s press release is attached hereto as Exhibit 99.2. The attached exhibit is provided under Item 9 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.

Item 12. Results of Operations and Financial Condition

On March 18, 2004, the Company announced via press release the Company’s financial results for its fourth quarter and fiscal year ended February 1, 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.1. The attached exhibit is provided under Item 12 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WILLIAMS-SONOMA, INC.
Date: March 18, 2004	By:	/s/ Sharon L. McCollam Sharon L. McCollam Executive Vice President and Chief Financial Officer

3

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated March 18, 2004 entitled Williams-Sonoma, Inc. Reports Fourth Quarter and Fiscal Year 2003 Results

99.2	Press Release dated March 18, 2004 entitled Williams-Sonoma, Inc. Provides Financial Guidance for Fiscal Year 2004

4